Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare International Small Cap Fund

Supplement dated January 14, 2022 to the Prospectus and Statement of Additional Information, each dated May 1, 2021, as supplemented September 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare International Small Cap Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

David Hirsh is hereby designated as a portfolio manager of the Fund. Magnus Larsson and David Hirsh are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Messrs. Larsson and Hirsh.

In addition, effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG TimesSquare International Small Cap Fund” titled “Portfolio Management – Portfolio Manager” on page 11 is deleted and replaced with the following:

Portfolio Managers

Magnus Larsson

Director, Portfolio Manager, and Partner of TimesSquare;

Lead Portfolio Manager of the Fund since 1/13.

David Hirsh

Director, Portfolio Manager/Analyst – Europe, and Partner of TimesSquare;

Portfolio Manager of the Fund since 1/22.

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG TimesSquare International Small Cap Fund” on page 36 is deleted and replaced with the following:

Magnus Larsson and David Hirsh serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund. Mr. Larsson is the Lead Portfolio Manager of the Fund and is assisted by Mr. Hirsh.

Mr. Larsson has served as lead portfolio manager of the Fund since inception. Mr. Larsson is a Director, Portfolio Manager and Partner on TimesSquare’s International Small Cap team which covers Developed, Emerging, and Frontier markets. Prior to joining TimesSquare in 2012, Mr. Larsson was a Portfolio Manager at Nordea Investment Management where he focused on European small and mid cap equities. Prior to Nordea, he held a similar role at SEB Asset Management as a Portfolio Manager focusing on European small and mid caps. Mr. Larsson’s prior experience also includes a Financial Analyst role specializing in small and mid cap equity research with Borsinsikt and a position as an Institutional Equity Sales Director at Beeson Gregory. He holds a B.S. in Economics and Business Administration from the University of Orebro, Sweden as well as a B.A. in Social Science.

Mr. Hirsh has served as portfolio manager of the Fund since January 2022. Mr. Hirsh is a Director, Portfolio Manager/Analyst – Europe, and Partner on TimesSquare’s International Small Cap team which covers Developed, Emerging, and Frontier markets. Prior to joining TimesSquare in 2012, Mr. Hirsh was a Senior Principal at HawkStone Capital, focusing on Europe. Prior to HawkStone, he worked at Societe Generale, Kepler Equities, and Julius Baer with a focus on small- to mid-cap European stocks. He holds a B.A. in International Affairs from Lafayette College and is fluent in French.

In addition, effective immediately, the SAI is revised as follows:

The information relating to the Fund in the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Other Accounts Managed by the Portfolio Manager” beginning on page 94 is supplemented by adding the following information for Mr. Hirsh, which is as of December 31, 2021:

Portfolio Manager: David Hirsh
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	3	$847.56	None	$0
Other Accounts	13	$1,420.62	2	$360.46

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Portfolio Managers Ownership of Fund Shares” on page 98, the following information is added for Mr. Hirsh, which is as of December 31, 2021:

Portfolio Managers’ Ownership of Fund Shares

International Small Cap Fund

Mr. Hirsh: $50,001 to $100,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE